Rule 497(e)
                                                       Registration No. 33-81748

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                       SUPPLEMENT DATED NOVEMBER 12, 1996
            TO PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
                                       OF
                               VIF-HIGH YIELD FUND
                            VIF-EMERGING MARKETS FUND
                      VIF-INVESTMENT GRADE GLOBAL DEBT FUND
                               DATED JUNE 28, 1996
                           VIF-GLOBAL CONVERTIBLE FUND
                              VIF-TOTAL RETURN FUND
                             DATED NOVEMBER 13, 1995

         This  Supplement  is  provided  to  update,   and  should  be  read  in
conjunction with the information provided in the Prospectuses and Statements of Additional Information.

         Effective November 11, 1996, The Bank of New York ("BONY") became the successor Custodian for the OFFITBANK VIF-High Yield Fund, OFFITBANK VIF-Investment Grade Global Debt Fund, OFFITBANK VIF-Total Return Fund and OFFITBANK VIF-Global Convertible Fund. The principle address of BONY is 48 Wall Street, New York, New York 10286. The Chase Manhattan Bank, N.A. remains as the Custodian for the OFFITBANK VIF-Emerging Markets Fund.

         Effective November 16, 1996, BISYS Fund Services, Inc. ("BISYS") became the successor Transfer Agent to Furman Selz LLC. BISYS' principle place of business is 3435 Stelzer Road, Columbus, Ohio 43219. BISYS will perform the same services as Furman Selz LLC, at the identical fees. All references to Furman Selz LLC as Transfer Agent in the Prospectus shall refer to BISYS.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING "HOW THE COMPANY VALUES ITS
SHARES"

         The net asset value per share for each class of shares of each Fund is calculated at 4:00 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading.